SEGMENTS	9 Months Ended
Sep. 30, 2016
Segment Reporting [Abstract]
Segment Reporting Disclosure

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Teva has two reportable segments: generic and specialty medicines. The generics segment develops, manufactures, sells and distributes generic or branded generic medicines as well as active pharmaceutical ingredients (“API”). The generics segment also includes the over-the-counter (“OTC”) medicines business of Actavis Generics. The specialty segment engages in the development, manufacture, sale and distribution of branded specialty medicines such as those for central nervous system and respiratory indications, as well as those marketed in the women's health, oncology and other specialty businesses.

Teva's other activities include the OTC medicines business conducted through a joint venture with P&G, distribution activity mainly in Israel and Hungary, medical devices and contract manufacturing services related to divestment of products in connection with the Actavis Generics acquisition. The OTC joint venture with P&G combines Teva's production capabilities and market reach with P&G's marketing expertise and expansive global platform.

Teva's chief executive officer, who is the chief operating decision maker (“CODM”), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines, and revenues by geographical markets.

The accounting policies of the individual segments are the same as those described in the summary of significant accounting policies in note 1 to the annual consolidated financial statements included in Teva's Annual Report on Form 20-F for the year ended December 31, 2015.

Segment profit consists of gross profit, less S&M and R&D expenses related to the segment. Segment profit does not include G&A expenses, amortization, inventory step up and certain other items.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by reportable segment, and therefore Teva does not report asset information by reportable segment.

As a result of the acquisition of Actavis Generics and the Anda distribution business, Teva is conducting an analysis of its business segments, which may lead to a change to Teva's segment reporting and goodwill assignment in the future. As of this interim report, there have been no updates to the reported segments.

Segment information

The following tables present profit by segments and a reconciliation of Teva's segment profit to Teva's consolidated income before income taxes, for the nine months ended September 30, 2016 and 2015:

	Generics		Specialty
	Three months ended September 30,		Three months ended September 30,
	2016	2015	2016	2015

	U.S.$ in millions		U.S.$ in millions

Revenues	$2,904	$2,202	$2,048	$2,178
Gross profit	1,466	1,005	1,783	1,859
R&D expenses	184	132	228	220
S&M expenses	415	295	458	417
Segment profit	$867	$578	$1,097	$1,222

	Generics		Specialty
	Nine months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015

	U.S.$ in millions		U.S.$ in millions

Revenues	$7,368	$7,289	$6,471	$6,224
Gross profit	3,537	3,487	5,632	5,345
R&D expenses	445	377	702	655
S&M expenses	1,027	1,004	1,393	1,360
Segment profit	$2,065	$2,106	$3,537	$3,330

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015

	U.S.$ in millions

Generic medicines profit	$867	$578	$2,065	$2,106
Specialty medicines profit	1,097	1,222	3,537	3,330
Total segment profit	1,964	1,800	5,602	5,436
Profit of other activities	134	58	198	164
	2,098	1,858	5,800	5,600
Amounts not allocated to segments:
Amortization	429	203	811	637
General and administrative expenses	310	316	925	948
Impairments, restructuring and others	(410)	384	421	968
Legal settlements and loss contingencies	533	(80)	674	531
Other unallocated amounts (1)	471	25	678	95

Consolidated operating income	765	1,010	2,291	2,421
Financial expenses - net	150	697	553	930
Consolidated income before income taxes	$615	$313	$1,738	$1,491

(1) Other unallocated amounts include inventory step-up, remediation expenses, and in process research and development expenses.

Segment revenues by geographic area:
	Three months ended		Nine months ended
	September 30,		September 30,

	2016	2015	2016	2015

	U.S.$ in millions
Generic Medicines
United States	$1,293	$1,032	$3,161	$3,797
Europe*	829	661	2,160	2,006
Rest of the World	782	509	2,047	1,486
Total Generic Medicines	2,904	2,202	7,368	7,289
Specialty Medicines
United States	1,558	1,701	5,007	4,802
Europe*	406	369	1,214	1,152
Rest of the World	84	108	250	270
Total Specialty Medicines	2,048	2,178	6,471	6,224
Other Revenues
United States	12	1	19	8
Europe*	175	169	510	508
Rest of the World	424	273	1,043	742
Total Other Revenues	611	443	1,572	1,258
Total Revenues	$5,563	$4,823	$15,411	$14,771

*	All members of the European Union, Switzerland, Norway, Albania, Iceland and the countries of former Yugoslavia.

Net revenues from specialty medicines:
	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015

	U.S. $ in millions

CNS	$1,302	$1,366	$4,040	$3,939
Copaxone®	1,061	1,085	3,208	3,063
Azilect®	101	92	322	304
Nuvigil®	21	97	175	273
Respiratory	270	285	949	803
ProAir®	118	149	426	401
QVAR®	96	92	346	273
Oncology	269	326	871	883
Treanda® and Bendeka™	149	207	511	543
Women's health	109	115	336	354
Other Specialty	98	86	275	245
Total Specialty Medicines	$2,048	$2,178	$6,471	$6,224

A significant portion of Teva's revenues, and a higher proportion of the profits, come from the manufacture and sale of patent-protected pharmaceuticals. Many of Teva's specialty medicines are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, Teva no longer have patent exclusivity on these products, and subject to regulatory approval, generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular specialty medicine in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect Teva's results of operations and financial condition.

In particular, Teva relies heavily on sales of Copaxone®, its leading specialty medicine. A key element of Teva's business strategy for Copaxone® is maintaining patients on the three-times-a-week 40 mg/mL version introduced in 2014, and protecting its patents for the 40 mg/mL version.  Any substantial reduction in the number of patients taking Copaxone®, whether due to increased use of oral medicines or other competing products, including competing 20 mg/mL generic products (with one generic version introduced in the U.S. in 2015 and one in certain parts of Europe in 2016) and potential competing 40 mg/mL generic products, would likely have a material adverse effect on Teva's financial results and cash flow.

Copaxone® 40 mg/mL is protected by five U.S. Orange Book patents that expire in 2030, four of which have been asserted in paragraph IV litigations. Three of the patents were subject to challenges in inter parties review proceedings at the U.S. patent office, and on August 24, 2016 and September 1, 2016, the Patent Trial and Appeal Board found all claims of these three patents for Copaxone® 40mg/mL unpatentable. The fourth patent initially was subject to a post-grant review proceeding at the U.S. patent office, but on August 15, 2016, the board denied the petition, refusing to institute a post grant review of that patent.  However, on November 2, 2016, a petition for an inter parties review of the fourth patent was filed. A decision on whether the board will move forward with the inter partes review proceeding for the fourth patent is expected by early May 2017. The fifth U.S. Orange Book patent was issued in August 2016. The product is also protected by one European patent expiring in 2030, the validity of which was confirmed by the European Patent Office in December 2015, which rejected all invalidity claims.

For the nine months ended September 30, 2016, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and 40 mg/mL products, amounted to $2.7 billion (approximately 32% of U.S. revenues) and Copaxone® revenues outside the United States amounted to $558 million (approximately 8% of non-U.S. revenues).

The profit of the multiple sclerosis franchise, which consists of Copaxone® products and laquinimod (a developmental compound for the treatment of multiple sclerosis), was $2.6 billion for the nine months ended September 30, 2016, compared to $2.4 billion for the nine months ended September 30, 2015. The profit of the multiple sclerosis franchise consists of Copaxone® revenues and cost of goods sold as well as S&M and R&D expenses related to the MS franchise. It does not include G&A expenses, amortization and non-recurring items. The profit of the multiple sclerosis franchise as a percentage of Copaxone® revenues was 81.6% for the nine months ended September 30, 2016 and 77.4% for the nine months ended September 30, 2015.